EXHIBIT 99.1


                           JONES, DAY, REAVIS & POGUE
                           51 LOUISIANA AVENUE, N.W.
                          WASHINGTON, D.C. 20001-2113
             TELEPHONE: (202) 879-3939 * FACSIMILE: (202) 626-1700


                                                                    202-879-3917



                                  May 21, 2002


VIA HAND DELIVERY

Donald J. Gelinas, Associate Director
Office of Markets, Tariffs and Rates
Federal Energy Regulatory Commission
888 First Street, N.E.
Washington, D.C. 20426


Re: Sellers of Wholesale Electricity and/or Ancillary Services to the California Independent System Operator and/or the California Power Exchange During the Years 2000-2001, Docket No. PA02-2-000
         ------------------------------------------------------------------


Dear Mr. Gelinas:

         Exelon Corporation, on behalf of its wholly-owned subsidiaries, PECO Energy Company and Exelon Generation Company, LLC (collectively, "Exelon"), pursuant to your May 8, 2002 letter directing all jurisdictional sellers and all non-jurisdictional sellers to respond to certain enumerated interrogatories and requests for the production of documents ("May 8 Letter"), hereby submits the information requested in the May 8 Letter regarding Exelon's business strategies and practices in the California Independent System Operator ("California ISO") and California Power Exchange ("California PX") markets during the years 2000 and 2001.

         As indicated in the individual responses furnished herewith, Exelon engaged in none of the practices associated with the trading strategies identified with the Enron memoranda that are the focus of the May 8 Letter. Exelon's responses are based on a thorough search of its records for the relevant time period.

         Exelon notes that the May 8 Letter is addressed to entities including Exelon Energy Company, but not Exelon Generation Company, LLC or PECO Energy Company. However, Exelon Energy Company, a subsidiary of Exelon Corporation, does not participate and has not participated in the wholesale electricity markets in California. Exelon assumes that the request was intended to apply to Exelon Generation Company, LLC and PECO Energy Company, the only members of the Exelon corporate family that were involved in the wholesale electricity markets in California during the time period covered by the requests. Thus, Exelon provides this response on behalf of those entities.

Mr. Donald J. Gelinas
May 21, 2002
Page 2


         Please contact the undersigned if you have any questions regarding the materials submitted herewith.

                                      Respectfully submitted,

                                      EXELON CORPORATION on behalf of
                                      EXELON GENERATION COMPANY, LLC and
                                      PECO ENERGY COMPANY




                                 By:  /s/ Kevin J. McIntyre
                                      ------------------------------------------
                                      Robert S. Waters
                                      Kevin J. McIntyre
                                      Jonathan F. Christian
                                      Jones, Day, Reavis & Pogue
                                      51 Louisiana Avenue, NW
                                      Washington, D.C. 20001-2113
                                      Phone:            (202) 879-3939
                                      Facsimile:        (202) 626-1700
                                      Email:            rswaters@jonesday.com
                                                        kjmcintyre@jonesday.com
                                                        jchristian@jonesday.com

                                      Noel Trask
                                      Exelon Generation Company, LLC
                                      300 Exelon Way
                                      Kennett Square, PA
                                      Phone:            (610) 765-6649
                                      Facsimile:        (610) 765-7649
                                      Email:            ntrask@pwrteam.com

                                      Its attorneys

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions

Request:

A. 1. Admit or Deny: The company engaged in activity referred to in the Enron memoranda as "Export of California Power" during the period 2000-2001, in which the company buys energy at the Cal PX to export outside of California in order to take advantage of the price spread between California markets (which were capped) and uncapped markets outside California.

                  2. If you so admit, provide complete details as to all transactions your company engaged in as part of this activity, including the dates of all purchases and sales of energy and/or ancillary services, counter-parties to the transactions, prices and volumes, delivery points, and corresponding Cal ISO schedules. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

A. 1. Deny. Exelon did not engage in the activity described as "Export of California Power" or any variant of that activity during the relevant time period. Further, Exelon did not schedule exports off the California ISO system during this period.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request



I.       Requests for Admissions (continued)

Request:

B. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Non-Firm Export" during the period 2000-2001, in which the company gets a counterflow (scheduling energy in the opposite direction of a constraint) congestion payment from the Cal ISO by scheduling non-firm energy from a point in California to a control area outside of California, and cutting the non-firm energy after it receives such payment.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates of all transactions, congestion payments received, corresponding Cal ISO schedules, counter parties, and delivery points. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

B. 1. Deny. Exelon did not engage in the activity referred to as "Non-Firm Export" or any variant of that activity during the relevant time period. Further, as noted in Exelon's response to Request No. I.A.1., Exelon did not schedule exports off the California ISO system. In addition, Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive any congestion payments from the California ISO.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

C. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Death Star" during the period 2000-2001, in which the company schedules energy in the opposite direction of congestion (counterflow), but no energy is actually put onto the grid or taken off of the grid. This allows the company to receive congestion payments from the Cal ISO.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates of all transactions, all transmission and energy schedules, the counter parties, all congestion payments received. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

C. 1. Deny. Exelon did not engage in the activity referred to as "Death Star" or any variant of that activity during the relevant time period. Further, as noted in Exelon's Response to Request No. I.B.1., Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive any congestion payments from the California ISO.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

D. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Load Shift" during the period 2000-2001. This variant of "relieving congestion" involves submitting artificial schedules in order to receive inter-zonal congestion payments . The appearance of congestion is created by deliberately over-scheduling load in one zone (e.g., NP-15), and under-scheduling load in another, connecting zone (e.g., SP-15); and shifting load from a congested zone to the less congested zone, thereby earning congestion payments for reducing congestion.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates of all transactions, all schedules of load by zone, and congestion payments received. Also, provide all documents that refer or relate to the activity described immediately above

Response:

D. 1. Deny. Exelon did not engage in the activity referred to as "Load Shift" or any variant of that activity during the relevant time period. Further, as noted in Exelon's response to Request No. I.B.1., Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive any congestion payments from the California ISO. In addition, Exelon has no load in California and did not participate in the balanced scheduling of generation and load in California, nor did Exelon submit artificial schedules to the ISO to create the appearance of congestion.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

E. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Get Shorty" during the period 2000-2001, also known as "paper trading" of ancillary services in which it: (i) sells ancillary services in the Day-ahead market; and (ii) the next day, in the real-time market, the company "zeros out" the ancillary services by cancelling the commitment to sell and buying ancillary services in the real-time market to cover its position. The phrase "paper trading" is used because the seller does not actually have the ancillary services to sell.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this trading strategy, including the dates of all transactions; prices and volumes for sales of ancillary services in the Day-ahead market; the cancellation of such sales, prices and volumes for the purchase of ancillary services in the real-time market to cover the company's position; and corresponding schedules. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

E. 1. Deny. Exelon did not engage in the activity referred to as "Get Shorty" or any variant of that activity during the relevant time period.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

F. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Wheel Out" during the period 2000-2001. Knowing that an intertie is completely constrained (i.e., its capacity is set at zero), or that a line is out of service, the company schedules a transmission flow over the facility. The company also knows that the schedule will be cut and it will receive a congestion payment without actually having to send energy over the facility.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates of all transactions, corresponding schedules, counter parties, and congestion payments received. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

F. 1. Deny. Exelon did not engage in the activity referred to as "Wheel Out" or any variant of that activity during the relevant time period. Further, Exelon did not schedule transmission on the California ISO transmission system and, as noted in Exelon's response to Request No. I.B.1., Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive congestion payments from the California ISO.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

G. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Fat Boy" during the period 2000-2001 in which the company artificially increases load on the schedule it submits to the Cal ISO with a corresponding amount of generation. The company then dispatches the generation its schedules, which is in excess of its actual load. This results in the Cal ISO paying the company for the excess generation. Scheduling coordinators that serve load in California may be able to use this activity to includes the generation of other sellers.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates of all transactions, corresponding schedules, and payments from the Cal ISO for excess generation (including both price and volumes). Also, provide all documents that refer or relate to the activity described immediately above.

Response:

G. 1. Deny. Exelon did not engage in the activity referred to as "Fat Boy" or any variant of that activity during the relevant time period. As noted in Exelon's response to Request No. I.D.1., Exelon did not have any load or generation in California and did not participate in the balanced scheduling of generation and load.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

H. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Ricochet," also known as "megawatt laundering," during the period 2000-2001, in which the company: (i) buys energy from the Cal PX and exports to another entity, which charges a small fee; and (ii) the first company resells the energy back to the Cal ISO in the real-time market.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates for all transactions, names of counter parties and whether they were affiliates, the fees charged, prices and volumes for energy that was bought and then re-sold. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

H. 1. Deny. Exelon did not engage in the activity referred to as "Ricochet" or any variant of that activity during the relevant time period. Further, as noted in Exelon's response to Request No. I.A.1., Exelon did not export power from the California ISO system during the relevant time period.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

I. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Selling Non-firm Energy as Firm Energy" during the period 2000-2001, in which the company sells or resells what is actually non-firm energy to the Cal PX, but claims that it is "firm" energy. This allows the company to receive payment from the Cal ISO for ancillary services that it claims to be providing, but does not in fact provide.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates for all transactions, prices and volumes, and corresponding schedules. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

I. 1. Deny. Exelon did not engage in the activity referred to as "Selling Non-Firm Energy as Firm Energy" or any variant of that activity during the relevant time period. All of Exelon's sales of firm energy in the California markets during the relevant time period represented Exelon's purchase and subsequent resale of firm energy in those markets.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

J. 1. Admit or Deny: The company engaged in activity described in the Enron memoranda as "Scheduling Energy to Collect Congestion Charge II" during the period 2000-2001, in which the company: (i) schedules a counterflow even though it does not have any available generation; (ii) in real time, the Cal ISO charges the company for each MW that it was short; and
                  (iii) the company collects a congestion payment associated with the counterflow scheduled. This activity is profitable whenever the congestion payment is greater than the charge associated with the energy that was not delivered.

                  2. If you so admit, provide complete details as to all transactions that your company engaged in as part of this activity, including the dates for all transactions, corresponding schedules, prices and volumes, and congestion payments received. Also, provide all documents that refer or relate to the activity described immediately above.

Response:

J. 1. Deny. Exelon did not engage in the activity referred to as "Scheduling Energy to Collect Congestion Charge II" or any variant of that activity during the relevant time period. Further, as noted in Exelon's response to Request No. I.B.1., Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive any congestion payments from the California ISO.

                  2.       Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


I.       Requests for Admissions (continued)

Request:

K. 1. Admit or Deny: The company engaged in any activity during the period 2000-2001 that is a variant of any of the above-described activities or that is a variant of, or uses the activities known as, "inc-ing load" or "relieving congestion," as described above.

                  2. If you so admit, provide a narrative description of each specific time in which the company engaged in such activity and provide complete details of those transactions, including the dates of the transactions, counter parties, prices and volumes bought or sold, corresponding schedules, and any congestion payments received. Also, provide all documents that refer to or relate to such activities.

Response:

K. 1. Deny. Exelon did not engage in the activities referred to as "inc-ing load" and "relieving congestion" or any variant of those activities during the relevant time period. Further, as noted in Exelon's response to Request No. I.B.1., Exelon did not participate in the California ISO's congestion market, and therefore Exelon did not receive any congestion payments from the California ISO and, as noted in Exelon's response to Request No. I.D.1., Exelon has no load in California and did not participate in the balanced scheduling of generation and load in California during the relevant time period.

                  2. Not applicable.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


II.      Requests for Production of Documents

Request:

A. Provide copies of all communications or correspondence, including e-mail messages, instant messages, or telephone logs, between your company and any other company (including your affiliates or subsidiaries) with respect to all of the trading strategies discussed in the Enron memoranda (both the ten "representative trading strategies" as well as "inc-ing load" and "relieving congestion"). This request encompasses all transactions conducted as part of such trading strategies engaged in by your company and the other company in the U.S. portion of the WSCC during the period 2000-2001.

Response:

A. Exelon did not engage in the activities that form the basis for this request for the production of documents and was not aware of other market participants engaging in these activities during the relevant time period. This response is based on a thorough search of Exelon's records for the relevant time period, which yielded no documents responsive to this request.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


II.      Requests for Production of Documents (continued)

Request:

B. Provide copies of all material, including, but not limited to, opinion letters, memoranda, communications (including e-mails and telephone logs), or reports, that address or discuss your company's knowledge of, awareness of, understanding of, or employment or use of any of the trading strategies discussed in the Enron memoranda, or similar trading strategies, in the U.S. portion of the WSCC during the period 2000-2001. The scope of this request encompasses all material that address or discuss your company's knowledge or awareness of other companies' use of the trading strategies discussed in the Enron memoranda, or similar trading strategies, including, but not limited to:
(i) offers by such other companies to join in transactions related to such trading strategies, regardless of whether such offers were declined or accepted; and (ii) possible responses by your companies to other companies' use of such trading strategies. To the extent that you wish to make a claim of privilege with respect to any responsive material, please provide an index of each of those materials, which includes the date of the each individual document, its title, its recipient(s) and its sender(s), a summary of the contents of the document, and the basis of the claim of privilege.

Response:

B. Exelon did not engage in the activities that are identified in this data request during the relevant time period and was not aware of other market participants engaging in those activities during the relevant time period. This response is based on a thorough search of Exelon's records for the relevant time period, which yielded no documents responsive to this request.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


III.     Requests for Other Information

Request:

A. On page 2 of the December 8, 2000, Enron memorandum, the authors allege that traders have learned to build in under-scheduling of energy into their models and forecasts. State whether your company built under-scheduling into any of its models or forecasts during the period 2000-2001, and provide a narrative description of such activity. Provide copies of all such models or forecasts prepared by or relied on by your company during the period 2000-2001 that had under-scheduling built into them.

Response:

A. Exelon did not prepare models or forecasts of the California market during the relevant time period. As a result, Exelon has no materials responsive to this request.

                              Docket No. PA02-2-000
                  Response of Exelon Corporation, on behalf of
             Exelon Generation Company, LLC and PECO Energy Company,
                     to May 8, 2002 FERC Staff Data Request


III.     Requests for Other Information (continued)

Request:

B. Refer to the discussion of the trading strategy described as "Ricochet" in the Enron memoranda. State whether your company purchased energy from, or sold energy to, any Enron company, including Portland General Electric Company, as part of a "Ricochet" (or megawatt laundering) transaction during the period 2000-2001. Provide complete details as to such transactions, including the dates of the transactions; the names, titles, and telephone numbers of the traders at your company who engaged in such transactions; the prices at which your company bought and sold such energy (on a per transaction basis); the volumes bought and sold (on a per transaction basis); delivery points; and all corresponding schedules.

Response:

B. Exelon did not purchase energy from or sell energy to Enron or any Enron affiliate during the relevant time period as part of a "Ricochet" or "megawatt laundering" transaction. Exelon did transact with Enron and its affiliates during the relevant time period, however, Exelon was not a willing or knowing participant in any ricochet or megawatt laundering transactions and is unaware of any transactions that it may have conducted with Enron or any of its affiliates that resulted in a ricochet or megawatt laundering transaction.

                           AFFIDAVIT OF IAN P. McLEAN

COMMONWEALTH OF PENNSYLVANIA                ss.
                                            ss.                SS.
COUNTY OF CHESTER                           ss.

         Ian P. McLean, being duly sworn, deposes and states: that he prepared or supervised the preparation of the Response of Exelon Corporation, on behalf of Exelon Generation Company, LLC and PECO Energy Company, to the Interrogatories and Requests for Production of Documents contained in the May 8, 2002 Letter from Donald J. Gelinas, Associate Director, Office of Markets, Tariff and Rates, Federal Energy Regulatory Commission, to All Sellers of Wholesale Electricity and/or Ancillary Services to the California Independent System Operator and the California Power Exchange During the Years 2000 and 2001, that such response was prepared after a thorough investigation conducted under his supervision and control, and that the statements contained therein are true and correct to the best of his knowledge and belief.


                         /s/ Ian P. McLean
                         -----------------------------------------------------
                         Ian P. McLean
                         Executive Vice President, Exelon Corporation,
                         Senior Vice President, Exelon Generation Company, LLC
                             and
                         President, Exelon Power Team

Subscribed and sworn to before me this 17th day of May, 2002.


/s/ Diane B. Favorin
-----------------------------------------------------
Notary Public

[Diane B. Favorin]
-----------------------------------------------------
Printed Name

[April 22, 2006]                                              [SEAL]
--------------------------------------------
My Commission Expires: